U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

        Date of Report (Date of earliest event reported): March 12, 2004

                             INSTAPAY SYSTEMS, INC.

        (Exact name of small business issuer as specified in its charter)

                           Commission File No. 0-17462

              Utah                                             87-0404991
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                 98 Shoreline Way Hampton, GA 30228 770-471-4944
          (Address and telephone number of principal executive offices)

ITEM 4. Changes in Registrant's Certifying Accountant

In March of 2004, while exploring  options to raise additional  working capital,
registrant   determined  that  potential   funding  sources  would  prefer  that
registrant engage a much larger independent auditing firm.

Therefore, on March 12, 2004, the Registrant engaged Stonefield-Josephson, Inc. ("SJA"), a large certified public accounting practice with offices in 5 cities, as the Registrant's independent accountants, succeeding Cacciamatta Accountancy Corporation ("CAC"). There were no disputes between CAC and the registrant. A letter from CAC required pursuant to Item 304(a)(3) of Regulation S-B is attached to this filing.

During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of SJA, neither the Registrant nor anyone on the Registrant's behalf consulted with SJA regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits.

         16.1 Letters Regarding Change in Certifying Accountant

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                                   SIGNATURES

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                          INSTAPAY SYSTEMS, INC.

                                                          /s/ Harry Hargens
                                                          ----------------------
Date: March 12, 2004                                      President and CEO

                                  Exhibit Index

         16.1     Letter Regarding Change in Certifying Accountant